Fourth Amendment to the REVOLVING CREDIT AGREEMENT

WISeKey International Holding AG. of General-Guisan-Strasse 6, Zug, CH-6300, Switzerland ("LENDER") and WISeKey Semiconductors SAS (formerly named Vault-IC SAS) of Arteparc Bachasson,Bât A, Rue de la carrière de Bachasson, 13590 Meyreuil, France, corporation ("BORROWER") enter into this Fourth amendment to Revolving Credit Agreement (this “Amendment”) as of November 3rd, 2022 (the “EFFECTIVE DATE”).

Background

On October 1st, 2016 the Lender and the Borrower signed a Revolving Credit Agreement (the "AGREEMENT") beginning on October 1st 2016 and ending on December 31st 2017, subsequently amended on November 1st 2017 (the “FIRST AMENDMENT”), on March 16th 2021 (the “SECOND AMENDMENT”) and on November 3rd 2022 (the “THIRD AMENDMENT”.)

Both parties now wish to amend the credit term such that the debt is due for repayment as of November 30th, 2022, being the new maturity date (“NEW MATURITY DATE”).

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Borrower hereby agree as follows:

Terms and Conditions

1. Amendments to Revolving Credit Agreement

A. Section 1.2 is amended to read as follows:

1.2 CREDIT PERIOD. The term "CREDIT PERIOD" means that period of time beginning on October 1st 2016 and ending on November 30th 2022 or any date mutually agreed in writing.

2. General Terms

A. except as amended hereby, all terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment as of the Effective Date.

Signature in two (2) originals, one (1) one for each party are on the next page:

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WISeKey Semiconductors SAS (formerly Vault-IC SAS) Arteparc Bachasson, Bât A Rue de la carrière de Bachasson 13590 Meyreuil France	WISeKey International Holding AG General-Guisan-Str.6 CH-6300 Zug Switzerland
Signature: /s/ Peter Ward /s/ Bernard Vian __________________________________	Signature: /s/ Peter Ward /s/ Carlos Moreira ____________________________________
Printed Name: Peter Ward / Bernard Vian ___________________________________	Printed Name: Peter Ward / Carlos Moreira ___________________________________
Title: President / General Manager ___________________________________	Title: CFO / CEO ____________________________________